Exhibit 10.35

Execution Version

TRADEMARK SECURITY AGREEMENT

This TRADEMARK SECURITY AGREEMENT, dated as of 11 December, 2023 (this “Agreement”), is made by AVITA MEDICAL PTY LIMITED ACN 058 466 523, an Australian proprietary company limited by shares (the “Grantor”), in favor of ORCO IV LLC, a Delaware limited liability company (together with its Affiliates, successors, transferees and assignees, the “Administrative Agent”), as Administrative Agent for the Secured Parties.

W I T N E S S E T H :

WHEREAS, pursuant to the Credit Agreement, dated as of October 18, 2023 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among AVITA Medical, Inc. (the “Borrower”), the Lenders party thereto and the Administrative Agent, the Lenders have extended Commitments to make Loans to the Borrower;

WHEREAS, in connection with the Credit Agreement, the Grantor and its Affiliates have executed and delivered a Pledge and Security Agreement in favor of the Administrative Agent, for the benefit of the Secured Parties, dated as of October 18, 2023 (as amended, supplemented or otherwise modified from time to time, the “Security Agreement”);

WHEREAS, pursuant to the Credit Agreement and pursuant to clause (e) of Section 4.5 of the Security Agreement, the Grantor is required to execute and deliver this Agreement and to grant to the Administrative Agent, for the benefit of the Secured Parties, a continuing security interest in all of the Trademark Collateral to secure all of the Obligations; and

WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees, for the benefit of the Secured Parties, as follows:

SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Security Agreement.

SECTION 2. Grant of Security Interest. The Grantor hereby grants to the Administrative Agent, for the benefit of the Secured Parties, a continuing security interest in all of Grantor’s right, title and interest in and to the Trademark Collateral, including those Trademarks referred to in Item A of Schedule I hereto and each Trademark license referred to in Item B of Schedule I hereto.

Notwithstanding anything to the contrary, the Trademark Collateral does not include (a) Trademark applications filed in the United States Patent and Trademark Office on the basis of such Grantor’s “intent to use” of such Trademark, unless and until acceptable evidence of use of the Trademark has been filed with the United States Patent and Trademark Office pursuant to Section 1(c) or Section 1(d) of the Lanham Act (15 U.S.C. 1051, et seq.), to the extent that granting a Lien in such Trademark application prior to such filing would adversely affect the enforceability or validity of such Trademark application or (b) other Excluded Property.

SECTION 3. Security Agreement. This Agreement has been executed and delivered by the

Grantor for the purpose of registering the security interest of the Administrative Agent in the Trademark Collateral with the United States Patent and Trademark Office. The security interest granted hereby has been granted in furtherance of, and not in limitation of, the security interest granted to the Administrative Agent for its benefit under the Security Agreement. The Security Agreement (and all rights and remedies of the Administrative Agent thereunder) shall remain in full force and effect in accordance with its terms.

SECTION 4. Release of Liens. Upon (a) the sale of Trademark Collateral to Persons who are not the Borrower or any Subsidiary thereof in accordance with the Credit Agreement or (b) the occurrence of the Termination Date, the security interests granted herein shall automatically terminate with respect to (i) such Trademark Collateral (in the case of clause (a)) or (ii) all Trademark Collateral (in the case of clause (b)). Upon any such sale or termination, the Administrative Agent will, at the Grantor’s sole expense, deliver to the Grantor, without any representations, warranties or recourse of any kind whatsoever, all such Trademark Collateral held by the Administrative Agent hereunder, and execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

SECTION 5. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

SECTION 6. Loan Document. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article X thereof.

SECTION 7. Effectiveness. (a) This Agreement shall become effective when a counterpart hereof executed by the Grantor shall have been received by the Administrative Agent.

(b) This document may be executed in any number of counterparts or copies, each of which may be executed by physical signature in wet ink or electronically (whether in whole or part). A party who has executed a counterpart of this document may exchange it with another party (the “Recipient”) by: (i) emailing a copy of the executed counterpart to the Recipient; or (ii) utilizing an electronic platform (including DocuSign) to circulate the executed counterpart, and will be taken to have adequately identified themselves by so emailing the copy to the Recipient or utilizing the electronic platform. (c) Each party consents to signatories and parties executing this document by electronic means and to identifying themselves in the manner specified in this clause. (d) Each counterpart constitutes an original (whether kept in electronic or paper form), all of which together constitute one instrument as if the signatures (or other execution markings) on the counterparts or copies were on a single physical copy of this document in paper form. Without limiting the foregoing, if any of the signatures or other markings on behalf of one party are on different counterparts or copies of this document, this shall be taken to be, and have the same effect as, signatures on the same counterpart and on a single copy of this document.

[Signature Page Follows]

IN WITNESS WHEREOF, the Grantor hereto has caused this Agreement to be duly executed and delivered by its Authorized Officer as of the date first above written.

Grantor

Executed as a deed by AVITA MEDICAL PTY LIMITED ACN 058 466 523 in accordance with Section 127 of the Corporations Act 2001 (Cth)

/s/ Lou Panaccio	/s/ Suzanne Mary Crowe
Signature of director	Signature of director/company secretary

Lou Panaccio	Suzanne Mary Crowe
Name of director (print)	Name of director/company secretary (print)

Signature Page to Trademark Security Agreement

SCHEDULE I

to Trademark Security Agreement

Item A. Trademarks

Trademark	Appl. #	Reg. #	Status	Coutry	Appl. Date	Reg. Date	Int'l Clas s	Owner
RECELL	2575728	2103006	Registered	Argentina	Mar 8, 2005	Aug 4, 2006	010	AVITA Medical Pty Ltd[1]
AVITA LOGO	1258199 (IR number)	1710701	Registered	Australia	May 13, 2015	Oct 28, 2015	005, 010	AVITA Medical Pty Ltd
RECELL	1265045 (IR number)	1722240	Registered	Australia	May 13, 2015	Nov 2, 2016	005, 010	AVITA Medical Pty Ltd
REGENERCE LL		1722242 (Now a National Registration, Transformed from IR 1265047)	Registered	Australia	May 13, 2015	Jun 21, 2017	005	AVITA Medical Pty Ltd
RENOVACEL L		1722241 (Now a National Registration, Transformed from IR 1265046)	Registered	Australia	May 13, 2015	Jan 10, 2017	005, 010	AVITA Medical Pty Ltd
RES	1284000 (IR number)	1747552	Registered	Australia	Oct 8, 2015	Jan 10, 2018	005	AVITA Medical Pty Ltd
AVITA LOGO	1258199	1258199	Registered	Benelux	May 13, 2015	May 19, 2016	005, 010	AVITA Medical Pty Ltd
RECELL	1265045	1265045	Registered	Benelux	May 13, 2015	Nov 4, 2016	005, 010	AVITA Medical Pty Ltd

1 Owner identified as AVITA Medical Pty Ltd in this schedule refers either to AVITA Medical Pty Ltd or AVITA Medical Ltd. On October 1, 2020, AVITA Medical Ltd converted to a proprietary company and changed its name to AVITA Medical PTY Limited.

REGENERATI VE EPITHELIAL SUSPENSION	1284165	1284165	Registered	Benelux	Oct 8, 2015	Aug 16, 2016	003, 005	AVITA Medical Pty Ltd
REGENERCE LL	1265047	1419798	Registered	Benelux	May 13, 2015	Sept. 17, 2020	005, 010	AVITA Medical Pty Ltd
RENOVACEL L	1265046	1419800	Registered	Benelux	May 13, 2015	Sept. 17, 2020	005, 010	AVITA Medical Pty Ltd
RES	1284000	1284000	Registered	Benelux	Oct 8, 2015	Aug 16, 2016	003, 005	AVITA Medical Pty Ltd
AVITA LOGO	909371300	909371300	Registered	Brazil	May 13, 2019	Oct 17, 2017	005	AVITA Medical Pty Ltd
AVITA LOGO	909371407	909371407	Registered	Brazil	May 13, 2015	Oct 17, 2017	010	AVITA Medical Pty Ltd
RECELL	827197926	827197926	Registered	Brazil	Mar 7, 2005	Nov 13, 2007	010	AVITA Medical Pty Ltd
RECELL	909371482	909371482	Registered	Brazil	May 13, 2015	Oct 17, 2017	005	AVITA Medical Pty Ltd
RENOVACEL L	909370567	909370567	Registered	Brazil	May 13, 2015	Oct 17, 2017	005	AVITA Medical Pty Ltd
RENOVACEL L	909370753	909370753	Registered	Brazil	May 13, 2015	Oct 17, 2017	010	AVITA Medical Pty Ltd
RES	910105227	910105227	Registered	Brazil	Oct 8, 2015	Jun 19, 2018	003	AVITA Medical Pty Ltd
RES	910105294	910105294	Registered	Brazil	Oct 8, 2015	Nov 28, 2017	005	AVITA Medical Pty Ltd
REGENERATI VE EPITHELIAL SUSPENSION	910105146		Pending	Brazil	Oct 8, 2015		005	AVITA Medical Pty Ltd
AVITA LOGO	1258199	1258199	Registered	China	May 13, 2015	Nov 10, 2016	005	AVITA Medical Pty Ltd
RECELL	1265045	1265045	Registered	China	May 13, 2015	Jan 24, 2017	005, 010	AVITA Medical Pty Ltd

ReCell (stylized)	854939	854939	Registered	China	Jun 3, 2004	Aug 25, 2005	005, 010, 044	AVITA Medical Pty Ltd
RES	1284000	1284000	Registered	China	Oct 8, 2015	Jul 6, 2017	005	AVITA Medical Pty Ltd
RENOVACEL L	1265046/47625 110		Published	China	Jun 29, 2020		005, 010	AVITA Medical Pty Ltd
AVITA LOGO	1258199	1258199	Registered	Colombia	May 13, 2015	Jul 30, 2015	005, 010	AVITA Medical Pty Ltd
RECELL	1265045	1265045	Registered	Colombia	May 13, 2015	Aug 23, 2018	005, 010	AVITA Medical Pty Ltd
REGENERATI VE EPITHELIAL SUSPENSION	1284165	1284165	Registered	Colombia	Oct 8, 2015	Sep 5, 2017	003, 005	AVITA Medical Pty Ltd
RES	1284000	1284000	Registered	Colombia	Oct 8, 2015	Sep 27, 2018	003	AVITA Medical Pty Ltd
AVITA LOGO	1258199	1258199	Registered	Egypt	May 13, 2015	Jul 30, 2015	005, 010	AVITA Medical Pty Ltd
RECELL	1265045	1265045	Registered	Egypt	May 13, 2015	Sep 17, 2015	005, 010	AVITA Medical Pty Ltd
REGENERATI VE EPITHELIAL SUSPENSION	1284165	1284165	Registered	Egypt	Oct 8, 2015	Jan 21, 2016	003, 005	AVITA Medical Pty Ltd
RES	1284000	1284000	Registered	Egypt	Oct 8, 2015	Jan 21, 2016	003, 005	AVITA Medical Pty Ltd
AVITA LOGO	1258199	1258199	Registered	European Union	May 13, 2015	Jun 16, 2016	005, 010	AVITA Medical Pty Ltd
RECELL	1265045	1265045	Registered	European Union	May 13, 2015	Jul 19, 2016	005, 010	AVITA Medical Pty Ltd
REGENERATI VE EPITHELIAL SUSPENSION	013919022	013919022	Registered	European Union	Apr 8, 2015	Sep 10, 2015	003, 005, 041	AVITA Medical Pty Ltd
REGENERCE LL	1265047	018261233	Registered	European Union	Jun 24, 2020	Aug 25, 2020	005, 010	AVITA Medical Pty Ltd
RENOVACEL L	1265046	018261234	Registered	European Union	Jun 24, 2020	Aug 25, 2020	005, 010	AVITA Medical Pty Ltd
RES	013920673	013920673	Registered	European Union	Apr 8, 2015	Apr 8, 2015	003, 005, 041	AVITA Medical Pty Ltd

SPRAY-ON SKIN	1072803	1072803	Registered	European Union	Mar 10, 2011	Mar 22, 2012	003, 005, 010	AVITA Medical Pty Ltd
AVITA LOGO	303407201	303407201	Registered	Hong Kong	May 13, 2015	Dec 14, 2015	005, 010	AVITA Medical Pty Ltd
RECELL	303407229	303407229	Registered	Hong Kong	May 13, 2015	May 13, 2015	005, 010	AVITA Medical Pty Ltd
REGENERCE LL	303407238	303407238	Registered	Hong Kong	May 13, 2015	May 13, 2015	005, 010	AVITA Medical Pty Ltd
RENOVACEL L	303407210	303407210	Registered	Hong Kong	May 13, 2015	May 13, 2015	010	AVITA Medical Pty Ltd
RES	303558385	303558385	Registered	Hong Kong	Oct 8, 2015	Oct 8, 2015	003, 005	AVITA Medical Pty Ltd
AVITA LOGO	1258199	1258199	Registered	India	May 13, 2015	Jan 12, 2017	005, 010	AVITA Medical Pty Ltd
RECELL	1265045	1265045	Registered	India	May 13, 2015	Oct 21, 2019	005, 010	AVITA Medical Pty Ltd
RECELL	993211	993211	Registered	India	Feb 27, 2001	Feb 27, 2011	003	AVITA Medical Pty Ltd
RECELL	993212	993212	Registered	India	Feb 27, 2001	Feb 27, 2011	005	AVITA Medical Pty Ltd
RES	1284000	1284000	Registered	India	Oct 8, 2015	Oct 8, 2015	003, 005	AVITA Medical Pty Ltd
AVITA LOGO	1258199	1258199	Registered	Iran	May 13, 2015	Jul 30, 2015	005, 010	AVITA Medical Pty Ltd
RES	1284000	1284000	Registered	Iran	Oct 8, 2015	Jan 21, 2016	003, 005	AVITA Medical Pty Ltd
RECELL	1265045		Pending	Iran	May 13, 2015		005, 010	AVITA Medical Pty Ltd
AVITA LOGO	1258199	1258199	Registered	Israel	May 13, 2015	Jun 7, 2018	005, 010	AVITA Medical Pty Ltd
RECELL	1265045	1265045	Registered	Israel	May 13, 2015	May 4, 2017	005, 010	AVITA Medical Pty Ltd
REGENERCE LL	1265047	328959	Registered	Israel	May 13, 2015	Jun 24, 2020	005, 010	AVITA Medical Pty Ltd

RENOVACEL L	1265046	328960	Registered	Israel	May 13, 2015	Jun 24, 2020	005, 010	AVITA Medical Pty Ltd
RES	1284000	1284000	Registered	Israel	Oct 8, 2015	Sep 4, 2017	003, 005	AVITA Medical Pty Ltd
AVITA LOGO	1258199	1258199	Registered	Japan	May 13, 2015	Aug 18, 2016	005, 010	AVITA Medical Pty Ltd
RECELL	1265045	1265045	Registered	Japan	May 13, 2015	May 18, 2017	005, 010	AVITA Medical Pty Ltd
REGENERCE LL	1265047	2020079285	Registered	Japan	Jun 26, 2020	May 13, 2015	005, 010	AVITA Medical Pty Ltd
RENOVACEL L	1265046	2020079284	Registered	Japan	Jun 26, 2020	May 13, 2015	005, 010	AVITA Medical Pty Ltd
RES	1284000	1284000	Registered	Japan	Oct 8, 2015	Jun 21, 2018	003, 005	AVITA Medical Pty Ltd
RECELL	706367 (706367T)	888621	Registered	Mexico	Mar 9, 2005	Jun 27, 2005	010	AVITA Medical Pty Ltd
AVITA LOGO	1258199	1258199	Registered	Oman	May 13, 2015	Jul 30, 2015	005, 010	AVITA Medical Pty Ltd
RECELL	1265045	1265045	Registered	Oman	May 13, 2015	Sep 17, 2015	005, 010	AVITA Medical Pty Ltd
REGENERATI VE EPITHELIAL SUSPENSION	1284165	1284165	Registered	Oman	Oct 8, 2015	Jan 21, 2016	003, 005	AVITA Medical Pty Ltd
RES	1284000	1284000	Registered	Oman	Oct 8, 2015	Dec 31, 2019	003, 005	AVITA Medical Pty Ltd
AVITA LOGO	1258199	1258199	Registered	Republic of Korea	May 13, 2015	Oct 13, 2016	005, 010	AVITA Medical Pty Ltd
RECELL	1265045	1265045	Registered	Republic of Korea	May 13, 2015	Feb 23, 2017	005, 010	AVITA Medical Pty Ltd
ReCell (stylized)	854939	854939	Registered	Republic of Korea	Jun 3, 2004	Oct 10, 2006	010, 044	AVITA Medical Pty Ltd
REGENERCE LL	1265047	402020011289 7	Registered	Republic of Korea	Jul 1, 2020	May 13, 2015	005, 010	AVITA Medical Pty Ltd

RENOVACEL L	1265046	402020012762 7	Registered	Republic of Korea	Jul 22, 2020	May 13, 2015	005, 010	AVITA Medical Pty Ltd
RES	1284000	1284000	Registered	Republic of Korea	Oct 8, 2015	May 10, 2018	005	AVITA Medical Pty Ltd
ReCell (stylized)	854939	854939	Registered	Singapore	Jun 3, 2004	Jul 13, 2006	005, 010, 044	AVITA Medical Pty Ltd
AVITA LOGO	1258199	1258199	Registered	Syrian Arab Republic	May 13, 2015	Jan 12, 2017	005, 010	AVITA Medical Pty Ltd
RECELL	1265045	1265045	Registered	Syrian Arab Republic	May 13, 2015	Dec 15, 2016	005, 010	AVITA Medical Pty Ltd
REGENERATI VE EPITHELIAL SUSPENSION	1284165	1284165	Registered	Syrian Arab Republic	Oct 8, 2015	Jul 11, 2017	003, 005	AVITA Medical Pty Ltd
RES	1284000	1284000	Registered	Syrian Arab Republic	Oct 8, 2015	Jul 11, 2017	003, 005	AVITA Medical Pty Ltd
AVITA LOGO	104026597	01888179	Registered	Taiwan R.O.C.	May 13, 2015	Dec 16, 2017	005, 010	AVITA Medical Pty Ltd
RECELL	104026598	1882092	Registered	Taiwan R.O.C.	May 13, 2015	Nov 16, 2017	005, 010	AVITA Medical Pty Ltd
RES		01888885	Registered	Taiwan R.O.C.	Oct 8, 2015	Jan 1, 2018	005	AVITA Medical Pty Ltd
AVITA LOGO	985783	191114045	Registered	Thailand	May 14, 2015	Aug 16, 2019	005	AVITA Medical Pty Ltd
AVITA LOGO	985784	191114073	Registered	Thailand	May 14, 2015	Aug 16, 2019	010	AVITA Medical Pty Ltd
RECELL	985786	191111618	Registered	Thailand	May 14, 2015	Jul 19, 2019	010	AVITA Medical Pty Ltd
REGENERCE LL	985779	191113559	Registered	Thailand	May 14, 2015	Aug 9, 2019	005	AVITA Medical Pty Ltd
REGENERCE LL	985780	191113564	Registered	Thailand	May 14, 2015	Aug 9, 2019	010	AVITA Medical Pty Ltd

RENOVACEL L	985781	191113555	Registered	Thailand	May 14, 2015	Aug 9, 2019	005	AVITA Medical Pty Ltd
RENOVACEL L	985782	191114048	Registered	Thailand	May 14, 2015	Aug 16, 2019	010	AVITA Medical Pty Ltd
RES	1008348	181100952	Registered	Thailand	Oct 8, 2015	Jan 12, 2018	005	AVITA Medical Pty Ltd
RECELL	985785		Published	Thailand	May 13, 2015		005	AVITA Medical Pty Ltd
RES	1008347	231111839	Registered	Thailand	Oct 8, 2015	April 25, 2023 _	003	AVITA Medical Pty Ltd
AVITA LOGO	1258199	1258199	Registered	Turkey	May 13, 2015	Jan 21, 2016	005, 010	AVITA Medical Pty Ltd
RECELL	1265045	1265045	Registered	Turkey	May 13, 2015	Oct 26, 2017	005, 010	AVITA Medical Pty Ltd
ReCell (stylized)	854939	854939	Registered	Turkey	Jun 3, 2004	Feb 10, 2020	005, 010, 044	AVITA Medical Pty Ltd
REGENERCE LL	1265047	201581059	Registered	Turkey	May 13, 2015	Jun 30, 2020	005, 010	AVITA Medical Pty Ltd
RENOVACEL L	1265046	201581057	Registered	Turkey	May 13, 2015	Jun 30, 2020	005, 010	AVITA Medical Pty Ltd
RES	1284000	1284000	Registered	Turkey	Oct 8, 2015	Dec 31, 2016	003, 005	AVITA Medical Pty Ltd
AVITA LOGO	1258199	UK008125819 9	Registered	United Kingdom	May 13, 2015	Jun 16, 2016	005, 010	AVITA Medical Pty Ltd
RECELL	1265045	UK008126504 5	Registered	United Kingdom	May 13, 2015	Jul 19, 2016	005, 010	AVITA Medical Pty Ltd
REGENERATI VE EPITHELIAL SUSPENSION	013919022	UK009013919 022	Registered	United Kingdom	Apr 8, 2015	Sep 10, 2015	003, 005, 041	AVITA Medical Pty Ltd
REGENERCE LL	1265047	UK009018261 233	Registered	United Kingdom	Jun 24, 2020	Aug 25, 2020	005, 010	AVITA Medical Pty Ltd
RENOVACEL L	1265046	UK009018261 234	Registered	United Kingdom	Jun 24, 2020	Aug 25, 2020	005, 010	AVITA Medical Pty Ltd
RES	013920673	UK009013920 673	Registered	United Kingdom	Apr 8, 2015	Apr 8, 2015	003, 005, 041	AVITA Medical Pty Ltd

SPRAY-ON SKIN	1072803	UK008107280 3	Registered	United Kingdom	Mar 10, 2011	Mar 22, 2012	003, 005, 010	AVITA Medical Pty Ltd
RECELL LOGO	86453769	5703468	Registered	United States of America	Nov 13, 2014	Mar 19, 2019	005, 010, 041, 044	AVITA Medical Pty Ltd
RECELL	86456218	5703469	Registered	United States of America	Nov 17, 2014	Mar 19, 2019	005, 010, 041, 044	AVITA Medical Pty Ltd
RES	1284000	5225178	Registered	United States of America	Oct 8, 2015	Jun 20, 2017	005	AVITA Medical Pty Ltd
SPRAY-ON SKIN	88000377	-	Abandon ed	United States of America	June 14, 2018	-	005	AVITA Medical Pty Ltd
RENOVACEL L	86453832	-	Abandon ed	United States of America	December 22, 2015	-	010	AVITA Medical Pty Ltd
REGENERCE LL	86452818	-	Abandon ed	United States of America	November 13, 2014	-	005, 010, 041, 044	AVITA Medical Pty Ltd
SPRAY SKIN	86270016	-	Abandon ed	United States of America	May 2, 2014	-	003, 005, 010	AVITA Medical Pty Ltd
SPRAY-ON SKIN	85127139	4072126	Cancelled	United States of America	September 10, 2010	Dec. 13, 2011	003, 005, 010	AVITA Medical Pty Ltd
REGENERATI VE EPITHELIAL SUSPENSION	79180907	-	Abandon ed	United States of America	Oct. 8, 2015	-	003, 005	AVITA Medical Pty Ltd

Item B. Trademark Licenses None